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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 17, 2005
                                                  --------------


                             ABERCROMBIE & FITCH CO.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-12107                 31-1469076
       --------------                  -----------             --------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)

                     6301 Fitch Path, New Albany, Ohio 43054
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

         On May 17, 2005, Abercrombie & Fitch Co. (the "Registrant") issued a news release (the "Release") reporting the Registrant's unaudited financial results for the thirteen weeks (quarterly period) ended April 30, 2005. A copy of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

           In addition, the Registrant's management conducted a conference call on May 17, 2005 at approximately 4:30 p.m., Eastern Time, to review the aforementioned financial results. An audio replay of the conference call will be available through May 30, 2005. To listen to the replay, dial (888) 203-1112 or internationally at (719) 457-0820 followed by the conference ID number 9675046. An audio replay of the conference call will also be available at www.abercrombie.com. A copy of the conference call transcript is furnished as
Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. The Registrant also made available in conjunction with its May 17, 2005 conference call additional quarterly financial information as of and for the quarterly period ended April 30, 2005 and as of and for the quarterly periods during the fiscal years ended January 29, 2005, January 31, 2004 and February 1, 2003. This additional quarterly financial information is furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

          The Registrant's management conducted a conference call on May 17, 2005, at approximately 4:30 p.m., Eastern Time, to review the Registrant's results for the thirteen weeks ended April 30, 2005. Additionally, the Registrant's management addressed plans for the remainder of the fiscal year ending January 28, 2006 on the conference call. A copy of the transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

         (a) and (b) Not applicable.

         (c) Exhibits:


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         The following exhibits are furnished with this Current Report on Form
8-K:

             Exhibit No.        Description
             -----------        -----------

                 99.1           News Release issued by Abercrombie & Fitch Co.
                                on May 17, 2005

                 99.2 Transcript of conference call held by management of Abercrombie & Fitch Co. on May 17, 2005

                 99.3 Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with conference call held on May 17, 2005

         The information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, unless the Registrant specifically states that it is so incorporated by reference.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ABERCROMBIE & FITCH CO.


Dated:  May 19, 2005                              By: /s/ Robert S. Singer
                                                      -----------------------
                                                      Robert S. Singer
                                                      President and Chief
                                                      Operating Officer

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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated May 19, 2005

                             Abercrombie & Fitch Co.


Exhibit No.           Description
-----------           -----------

    99.1              News Release issued by Abercrombie & Fitch Co. on
                      May 17, 2005

    99.2 Transcript of conference call held by management of Abercrombie & Fitch Co. on May 17, 2005

    99.3 Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with conference call held on May 17, 2005



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